SP FUNDS S&P GLOBAL REIT SHARIA ETF

Schedule of Investments at February 28, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.7%
Homes - 4.1%
Equity LifeStyle Properties, Inc.	30,195	$2,068,659

Private Equity - 0.1%
Ziraat Gayrimenkul Yatirim Ortakligi AS	95,178	25,359

Real Estate Management Service - 0.2%
HMC Capital Ltd.	35,869	105,461

REITS - Apartments - 18.6%
AvalonBay Communities, Inc.	14,235	2,455,822
Camden Property Trust	18,388	2,110,207
Equity Residential	38,771	2,423,963
Mid-America Apartment Communities, Inc.	14,900	2,385,490
		9,375,482
REITS - Diversified - 34.1%
Arena REIT	63,976	166,529
Axis Real Estate Investment Trust	216,111	92,464
Charter Hall Group	86,782	778,920
Citicore Energy REIT Corp.	225,034	9,758
Crown Castle, Inc.	44,427	5,808,830
Equinix, Inc.	8,716	5,998,961
IGIS Value Plus REIT Co. Ltd.	5,660	20,766
IMPACT Growth Real Estate Investment Trust	79,595	30,855
Ingenia Communities Group	67,300	179,720
Kizilbuk Gayrimenkul Yatirim Ortakligi AS (1)	5,809	6,954
MREIT, Inc.	105,743	28,542
PotlatchDeltic Corp.	14,727	679,798
Rayonier, Inc.	26,710	896,922
RL Commercial REIT, Inc.	649,578	66,894
Weyerhaeuser Co.	76,435	2,388,594
		17,154,507
REITS - Health Care - 0.9%
Community Healthcare Trust, Inc.	4,287	166,079
HealthCo REIT	34,341	37,863
Parkway Life Real Estate Investment Trust	70,687	225,795
		429,737
REITS - Office Property - 0.6%
Elme Communities	15,967	297,146
Filinvest REIT Corp.	151,486	14,040
		311,186
REITS - Regional Malls - 0.2%
IGB Real Estate Investment Trust	259,222	101,667

REITS - Storage - 12.5%
Public Storage	21,097	6,306,948

REITS - Warehouse & Industry - 28.4%
BWP Trust	88,395	231,284
EastGroup Properties, Inc.	7,942	1,296,690
First Industrial Realty Trust, Inc.	24,100	1,271,275
Frasers Property Thailand Industrial Freehold & Leasehold REIT	183,550	57,650
Indus Realty Trust, Inc.	883	58,746
Innovative Industrial Properties, Inc.	5,097	450,626
Prologis, Inc.	49,091	6,057,829
Rexford Industrial Realty, Inc.	32,918	1,990,222
Segro PLC	208,528	2,078,716
Terreno Realty Corp.	12,944	805,246
		14,298,284
Total Common Stocks
(Cost $54,847,201)		50,177,290

Total Investments in Securities - 99.7%
(Cost $54,847,201)		50,177,290
Other Assets in Excess of Liabilities - 0.3%		136,087
Total Net Assets - 100.0%		$50,313,377

REIT	Real Estate Investment Trust
(1)	Non-income producing security.

Summary of Fair Value Exposure at February 28, 2023 (Unaudited)

The SP Funds S&P Global REIT Sharia ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$50,177,290	$–	$–	$50,177,290
Total Investments in Securities	$50,177,290	$–	$–	$50,177,290

(1) See Schedule of Investments for industry breakout.